SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2024
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

15   SUBSEQUENT EVENTS

Change of CEO

On November 25, 2024, the Company announced that given consideration of the long-term development of the Company and the need to explore the new opportunities of the AI education at home and abroad, as well as the personal request of Ms. Ying Sun for health reasons, the board of the Company has approved the re-designation of Ms. Sun as the president for international business, and the appointment of Mr. Xiaolan Tang as the new chief executive officer of the Company, in each case effective November 25, 2024.

Change of CFO

On December 20, 2024, the Company announced that Mr. Xiaobo Shao has decided to resign from the CFO position for personal reasons, effective December 18, 2024. The Company is in discussion with possible candidates for the position, and Mr. Xiaolan Tang, the chief executive officer of the Company, will serve as the acting CFO until a permanent replacement is found.